Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisitions

Note 8. Acquisitions

Acquisition of Gault Seafood

On February 3, 2022, Coastal Pride entered into an asset purchase agreement with Gault Seafood and Robert J. Gault II pursuant to which Coastal Pride acquired all of Gault Seafood’s right, title and interest in and to assets relating to Gault Seafood’s soft-shell crab operations, including intellectual property, equipment, vehicles and other assets used in connection with the soft-shell crab operations. Coastal Pride did not assume any liabilities in connection with the acquisition. The purchase price for the assets consisted of a cash payment in the amount of $359,250 and the issuance of 167 shares of common stock of the Company with a fair value of $359,250. The acquisition was accounted for as an asset acquisition.

Fair Value of Consideration Transferred and Recording of Assets Acquired

The following table summarizes the acquisition date fair value of the consideration paid and identifiable assets acquired.

Consideration Paid:
Cash	$359,250
Common stock, 167 shares of common stock of the Company	359,250
Transaction costs	39,231
Fair value of total consideration	$757,731

Purchase Price Allocation:
Fixed assets acquired	$146,600
Customer relationships	611,131
Fair market value of net assets acquired	$757,731